Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of Synovics Pharmaceuticals, Inc. (the "Company") for the for the quarterly period ended July 31, 2006 filed with the Securities and Exchange Commission (the "Report"), I, Ronald Howard Lane, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(3) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(4) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Dated: September 18, 2006


By:  /s/ Ronald Howard Lane
     ----------------------------
     Ronald Howard Lane
     Principal Financial Officer



This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to Synovics Pharmaceuticals, Inc. and will be retained by Synovics Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.